Quarterly Financial Supplement Q1 2019 May 1, 2019 © 2019 Fannie Mae. Trademarks of Fannie Mae.

▪ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-Q for the quarter ended March 31, 2019 (“Q1 2019 Form 10-Q”) and Form 10-K for the year ended December 31, 2018 (“2018 Form 10-K”). This presentation should be reviewed together with the Q1 2019 Form 10-Q and the 2018 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). ▪ Unless otherwise indicated, data labeled as "YTD 2019" is as of March 31, 2019 or for the first three months of 2019. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 22 to 25. ▪ Terms used in presentation Amortized OLTV ratio: amortized origination loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the home price at origination of the loan CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: credit risk transfer DSCR: debt service coverage ratio DTI ratio: Debt-to-income ratio DUS®: Fannie Mae’s Delegated Underwriting and Servicing program GDP: U.S. gross domestic product HARP®: Home Affordable Refinance Program, which allowed eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans HomeReady®: Low down payment mortgage designed for creditworthy low- to moderate-income borrowers, with expanded eligibility for financing homes in low-income communities. For additional information, see https://www.fanniemae.com/singlefamily/homeready. LTV ratio: loan-to-value ratio MSA: metropolitan statistical area MTMLTV ratio: mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price at origination of the loan Refi Plus™: our Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers REO: real estate owned TCCA: Temporary Payroll Tax Cut Continuation Act of 2011 UPB: unpaid principal balance © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 1

Table of Contents Financial Overview Corporate Financial Highlights 4 Market Liquidity 5 Key Market Economic Indicators 6 Treasury Draws and Dividend Payments 7 Single-Family Business Single-Family Highlights 9 Certain Credit Characteristics of Single-Family Loan Acquisitions 10 Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business 11 Single-Family Credit Risk Transfer 12 Single-Family Problem Loan Statistics 13 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 14 Single-Family Cumulative Default Rates 15 Multifamily Business Multifamily Highlights 17 Certain Credit Characteristics of Multifamily Loan Acquisitions 18 Certain Credit Characteristics of Multifamily Guaranty Book of Business 19 Multifamily Serious Delinquency Rates and Credit Losses 20 Endnotes Financial Overview Endnotes 22 Single-Family Business Endnotes 23 Multifamily Business Endnotes 25 © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 2

Financial Overview © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 3

Corporate Financial Highlights

Summary of Q1 2019 Financial Results

($) in millions	Q1 2019	Q4 2018	Variance
Net interest income	$4,733	$4,973	$(240)
Fee and other income	227	149	78
Net revenues	**4,960**	**5,122**	**(162)**
Investment gains, net	133	259	(126)
Fair value losses, net	(831)	(539)	(292)
Administrative expenses	(744)	(814)	70
Credit-related income			
Benefit for credit losses	650	1,080	(430)
Foreclosed property expense	(140)	(157)	17
Total credit-related income	510	923	(413)
Temporary Payroll Tax Cut Continuation Act of 2011 (TCCA) fees	(593)	(586)	(7)
Other expenses, net	(408)	(307)	(101)
Income before federal income taxes	3,027	4,058	(1,031)
Provision for federal income taxes	(627)	(828)	201
Net income	**$2,400**	**$3,230**	**$(830)**
Other comprehensive income (loss)	(39)	9	(48)
Total comprehensive income	**$2,361**	**$3,239**	**$(878)**

Sources of Net Interest Income and Retained Mortgage Portfolio Balance



100%
80%
60%
40%
20%
0%
% Net Interest Income
$345.1
$272.4
$230.8
$179.2
$176.4
2015
2016
2017
2018
YTD 2019
$600
$500
$400
$300
$200
$100
$0
Retained Mortgage Portfolio ($) Billions
% Net interest income from portfolios
% Net interest income from guaranty fees and other consolidated trust income[1]
Retained mortgage portfolio, at end of period

Key Highlights

- Fannie Mae reported net income of $2.4 billion for Q1 2019, reflecting the strength of the company's underlying business fundamentals.
- The decrease in net income in Q1 2019 compared with Q4 2018 was driven primarily by lower credit-related income, an increase in fair value losses, and lower net interest income during the quarter.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q1 2019 Financial Supplement 4

Market Liquidity Key Highlights: Providing Liquidity to the Mortgage Market Liquidity Provided 3.5M Fannie Mae provided $102 billion in liquidity to the mortgage market in the first quarter of 2019, through its purchases of loans and guarantees of loans and securities, which enabled the financing of approximately 527,000 single-family home purchases, single-family refinancings, or multifamily rental units. 3.0M 0.7M 0.8M 2.5M 0.6M $16.9B 171K Rental UPB Rental Units 0.8M 2.0M 1.1M 1.0M 1.2M $56.3B 229K 1.5M Home Purchase UPB Home Purchases 1.2M 1.0M 1.4M 1.2M 0.5M 1.0M $28.8B 127K 0.2M Refinance UPB Refinancings 0.7M 0.2M 0.1M 0.0M 2015 2016 2017 2018 YTD 2019 Refinancings Home Purchases Rental Units © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 5

Key Market Economic Indicators U.S. GDP Growth Rate and Benchmark Interest Rates Unemployment Rate(3) 5% 4.44% 7% 4.14% 4.06% ) ) 6% d d 4% 5.0% n n 3.46% e 4.7% e 5% d d 3.13% 3.11% 4.1% o o 3.9% i 3.8% i r r 3% 4% e e p p f f 2.74% o o 3% 2.40% 2.41% s s 2% 3.2% a a ( 2.9% 2.9% ( 2% e e t t 2.2% a a 1% R R 1% 1.6% 0% 0% 3/31/2016 3/31/2017 3/31/2018 3/31/2019 2015 2016 2017 2018 YTD 2019 30-year FRM rate(2) 10-year Treasury rate 30-year Fannie Mae MBS par coupon rate U.S. Unemployment rate Annualized U.S. GDP Growth Rate One Year Home Price Change as of Q1 2019(4) Single-Family Home Price Growth Rate(4) United States 4.5% 8% h t 5.6% 5.6% 5.6% w o 6% r 4.5% G e c i 4% r P e m 2% o 0.4% H 0% 2015 2016 2017 2018 YTD 2019 Top 10 States by UPB(4) Share of Single-Family State Home Price Conventional Guaranty State Growth Rate Book CA 3.76% 19.2% TX 3.10% 6.4% FL 5.79% 5.8% NY 5.28% 4.9% WA 5.78% 3.7% IL 3.48% 3.6% NJ 1.66% 3.5% VA 2.95% 3.4% 10% and above State Growth (Decline) Rate: (4.9) to (0.1%) 0.0 to 4.9% 5.0 to 9.9% CO 5.65% 3.1% PA 4.47% 3.0% © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 6

Treasury Draws and Dividend Payments Treasury Draws and Dividend Payments: 2008 - Q1 2019(5) $179.0 $180 $160 $154.4 $140 $119.8 $120 $116.1 s $100 n o i l l i B ) $ ( $80 $60 $40 $20 $12.0 $9.4 $3.7 $3.2 $0.0 $0.0 $0 2008-2016 2017 2018 YTD 2019 Total Draws from Treasury(6) Dividend payments to Treasury © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 7

Single-Family Business © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 8

Single-Family Highlights

Q1 2019

$4,039M
Net interest income

$94M
Investment gains, net

$(887)M
Fair value losses, net

$518M
Credit-related income

$1,825M
Net income

Single-Family Conventional Loan Acquisitions[1]



$200
$150
$100
$50
$0
UPB ($) Billions
60
50
40
30
20
10
0
Basis Points
42.9
47.8
49.7
48.5
50.4
$112
$110
$122
$101
$85
$52
$39
$35
$31
$29
$60
$72
$88
$70
$56
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Refinance
Purchase
Average charged guaranty fee on new single-family acquisitions, net of TCCA (bps)[2]

SF Conventional Guaranty Book of Business[1]



$4,000
$3,000
$2,000
$1,000
$0
UPB ($) Billions
50
40
30
20
10
0
Basis Points
42.3
42.5
42.8
43.0
43.3
$2,868
$2,879
$2,889
$2,900
$2,904
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Average charged guaranty fee on SF conventional guaranty book, net of TCCA (bps)[2]
Average UPB outstanding of single-family conventional guaranty book

Q1 2019 Market Share: New Single-Family Mortgage-Related Securities Issuances



Private-label securities 6%
Fannie Mae 36%
Ginnie Mae 31%
Freddie Mac 27%

Key Highlights

- Single-Family net income was $1.8 billion in Q1 2019, compared with $2.7 billion in Q4 2018. The decrease in net income in Q1 2019 was driven primarily by a decrease in credit-related income and larger fair value losses compared with Q4 2018.
- The single-family conventional guaranty book of business continued to grow in Q1 2019, while the average charged guaranty fee (net of TCCA fees) on the single-family conventional guaranty book increased slightly from the prior quarter to 43.3 basis points.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q1 2019 Financial Supplement 9

Certain Credit Characteristics of Single-Family Loan Acquisitions

Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period

Categories are not mutually exclusive	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Full Year 2018	Q1 2019
Total Unpaid Principal Balance (UPB) ($B)	$112.2	$110.5	$122.3	$101.1	$446.1	$85.0
Total UPB excluding Refi Plus(3) ($B)	$110.3	$109.1	$121.4	$100.3	$441.1	$84.4
Weighted Average Origination LTV (OLTV) Ratio	75%	77%	78%	78%	77%	78%
OLTV Ratio > 95%	6%	8%	8%	9%	8%	10%
Weighted Average FICO® Credit Score(4)	743	743	743	742	743	742
FICO Credit Score < 680(4)	11%	11%	11%	11%	11%	11%
DTI Ratio > 45%(5)	23%	26%	25%	26%	25%	25%
Fixed-rate	98%	98%	98%	99%	98%	98%
Owner Occupied	89%	89%	89%	89%	89%	90%
HomeReady®(6)	6%	8%	8%	9%	7%	9%

YTD 2019 Acquisition Credit Profile by Certain Loan Features

OLTV Ratio >95%	Home-Ready®(6)	FICO Credit Score < 680(4)	DTI Ratio > 45%(5)
$8.0	$7.8	$9.2	$20.8
$8.0	$7.8	$9.0	$20.8
97%	91%	76%	78%
100%	41%	10%	9%
732	734	655	735
11%	12%	100%	12%
24%	34%	28%	100%
100%	100%	100%	99%
100%	100%	94%	90%
40%	100%	10%	13%

Origination Loan-to-Value Ratio



Weighted Average OLTV Ratio
100%
80%
60%
40%
20%
0%
% OLTV > 95%
25%
20%
15%
10%
5%
0%
75%
74%
75%
77%
78%
2.6%
2.8%
4.9%
7.5%
9.5%
2015
2016
2017
2018
YTD 2019
% OLTV > 95%
Weighted Average OLTV Ratio

FICO Credit Score(4)



Weighted Average FICO Credit Score
800
600
400
200
0
% FICO Credit Score < 680
25%
20%
15%
10%
5%
0%
748
750
745
743
742
10.1%
8.7%
10.6%
11.2%
10.8%
2015
2016
2017
2018
YTD 2019
% FICO Credit Score < 680
Weighted Average FICO Credit Score

Acquisitions by Loan Purpose



Share of Acquisitions
100%
80%
60%
40%
20%
0%
19%
30%
45%
19%
33%
44%
22%
20%
56%
22%
12%
65%
20%
14%
66%
2015
2016
2017
2018
YTD 2019
Refi Plus(3) including HARP
Cash-out Refinance
Purchase
Other Refinance

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q1 2019 Financial Supplement 10

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features(1)(7) As of March 31, 2019 Origination Year Certain Loan Features Overall 2004 & 2005- 2009- OLTV FICO Credit Refi Plus(3) Categories are not mutually exclusive Book Earlier 2008 2016 2017 2018 2019 Ratio > 95% HomeReady®(6) Score < 680(4) Including HARP Total Unpaid Principal Balance (UPB) ($B) $2,904.6 $76.4 $131.5 $1,817.4 $421.8 $410.3 $47.2 $199.9 $64.1 $330.6 $320.7 Average UPB $170,309 $71,542 $122,855 $165,903 $214,982 $227,762 $237,273 $160,107 $184,245 $142,177 $132,660 Share of Single-Family Conventional Guaranty Book 100% 3% 5% 63% 15% 14% 2% 7% 2% 11% 11% Share of Loans with Credit Enhancement(8) 48% 7% 18% 44% 71% 64% 39% 60% 91% 41% 10% Serious Delinquency Rate(9) 0.74% 2.68% 4.50% 0.39% 0.26% 0.09% 0.00% 1.51% 0.29% 2.75% 0.69% Weighted Average Origination LTV (OLTV) Ratio 76% 74% 76% 75% 76% 78% 78% 109% 90% 78% 86% OLTV Ratio > 95% 7% 6% 10% 7% 5% 8% 9% 100% 42% 12% 30% Amortized OLTV Ratio(10) 67% 51% 64% 64% 73% 76% 77% 97% 88% 70% 72% Weighted Average Mark-to-Market LTV Ratio(11) 57% 37% 61% 51% 68% 75% 77% 78% 84% 60% 53% Weighted Average FICO Credit Score(4) 745 700 695 752 744 742 742 723 736 646 730 FICO Credit Score < 680(4) 11% 36% 39% 9% 11% 11% 10% 21% 12% 100% 21% Fixed-rate 98% 89% 93% 98% 98% 98% 99% 100% 100% 98% 99% Mark-to-Market Loan-to-Value FICO Credit Score(4) Serious Delinquency Rate by Vintage(9) (MTMLTV) Ratio(11) 70% 10% 800 25% 8% 7.60% e 744 745 745 746 745 6.55% 60% r 6.39% 62% o 60% 8% c 20% V 58% S e 57% 57% t T t 6% i 600 L a 50% d e R M r y T C c 4.61% M n 4.50% 6% O 15% e e 40% C u g I 12.7% q a 12.2% F r 11.8% 400 11.4% 11.4% n 4% i e e l v g e 3.28% a A 30% 3.06% r D e d 4% 10% 2.82% s 2.69% 2.68% v e 3.3% u t A o h i % MTMLTV > 100% d g r i e 20% e e t S % FICO Credit Score < 680 2% 1.9% h 200 1.55% W g 2% i 5% 1.20% 1.24% e 10% 1.0% 0.76% W 0.74% 0.5% 0.5% 0.36% 0.36% 0.53% 0.33% 0% 0% 0 0% 0% 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 % MTMLTV > 100% % FICO Credit Score < 680 2009-2019 2005-2008 Total SF Conventional Weighted Average FICO Credit Score Weighted Average MTMLTV Guaranty Book of Business 2004 and Prior © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 11

Single-Family Credit Risk Transfer

Single-Family Loans Included in Credit Risk Transfer Transactions, Balance of Covered Loans



$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
UPB ($) Billions
50%
40%
30%
20%
10%
0%
% Single-Family Conventional Guaranty Book
15%
22%
32%
39%
42%
$429
$628
$927
$1,143
$1,210
2015
2016
2017
2018
YTD 2019
% Single-family conventional guaranty book in a CRT transaction
UPB outstanding of single-family loans in a CRT transaction(14)

Single-Family Loans with Credit Enhancement

Credit Enhancement Outstanding UPB in ($) Billions	2017 Outstanding UPB	2017 % of Book[15] Outstanding	2018 Outstanding UPB	2018 % of Book[15] Outstanding	YTD 2019 Outstanding UPB	YTD 2019 % of Book[15] Outstanding
Primary mortgage insurance & other[12]	$566	20%	$618	21%	$615	21%
Connecticut Avenue Securities® (CAS)[13]	$681	24%	$798	27%	$832	29%
Credit Insurance Risk Transfer™ (CIRT™)[14]	$181	6%	$243	8%	$270	9%
Lender risk-sharing[13]	$65	2%	$102	4%	$108	4%
(Less: loans covered by multiple credit enhancements)	($335)	(12%)	($394)	(13%)	($420)	(15%)
Total single-family loans with credit enhancement	$1,158	40%	$1,367	47%	$1,405	48%

Single-Family Credit Risk Transfer Issuance



$400
$300
$200
$100
$0
UPB ($) Billions
$32
$27
$233
$222
$239
$189
$40
$331
$240
$76
$410
$44
$265
$102
$338
$45
$206
$86
$91
$54
$30
2013
2014
2015
2016
2017
2018
YTD 2019
Lender risk-sharing
Connecticut Avenue Securities
Credit Insurance Risk Transfer

Note: CRT issuance volumes are driven by recent acquisition activity.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q1 2019 Financial Supplement 12

Single-Family Problem Loan Statistics Single-Family Serious Delinquency Rate by State as of March 31, 2019(9) Top 10 States by UPB Serious Average Delinquency Months to State Rate(9) Foreclosure(16) CA 0.34% 19 TX 0.56% 20 FL 1.03% 47 NY 1.38% 65 WA 0.37% 30 IL 0.98% 21 NJ 1.32% 42 VA 0.55% 17 CO 0.23% 18 PA 1.04% 24 State SDQ Rate: Less than 0.50% 0.50% to 0.99% 1.00% to 1.99% 2.00% to 2.99% 3.00% and above Single-Family Loan Workouts Single-Family REO Ending Inventory 122.3K 70K 118.1K ) s 120K d n $30 103.5K a 60K 100.6K s u 100K o y h 57K r T o 50K ( t s n n $20.7 s t e o i u $19.0 80K v l l o n i $20 $17.5 40K I $16.7 k B $4.2 r g o ) n 38K i $ 60K W ( $3.1 $2.1 d 30K n n B a E P o U O 40K L 26K f $10 E 20K o $17.9 R $16.6 r 20K $14.4 $14.6 15.9K e 19K 20K b 10K $2.6 m u $2.4 N $0 0K 0K 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 Foreclosure Alternatives(17) Total Loan Workouts Single-Family REO Ending Inventory Home Retention Solutions(18) © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 13

Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business % of Single-Family Credit Losses(19) % of Single-Family Conventional Guaranty Book of Business(15) For the Period Ended Certain Product Features Categories are not mutually exclusive 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 Alt-A(20) 3.7% 3.1% 2.5% 1.9% 1.9% 29.3% 24.9% 21.9% 22.4% 21.1% Interest Only 2.1% 1.7% 1.2% 0.8% 0.7% 18.0% 12.2% 15.7% 15.4% 15.4% Origination LTV Ratio >95% 7.6% 6.9% 6.6% 6.8% 6.9% 11.1% 15.2% 16.9% 14.9% 11.5% FICO Credit Score < 680 and OLTV Ratio > 95%(4) 1.9% 1.7% 1.6% 1.4% 1.4% 6.2% 8.1% 8.7% 8.7% 5.5% FICO Credit Score < 680(4) 12.7% 12.2% 11.8% 11.4% 11.4% 42.5% 48.7% 45.4% 46.3% 37.0% Refi Plus including HARP 17.6% 15.4% 13.2% 11.4% 11.0% 7.8% 14.0% 15.9% 13.2% 14.1% Vintage 2015 2016 2017 2018 YTD 2019 2015 2016 2017 2018 YTD 2019 2009 - YTD 2019 85% 87% 90% 92% 93% 10% 19% 23% 20% 23% 2005 - 2008 10% 8% 6% 5% 4% 78% 65% 65% 66% 67% 2004 & Prior 5% 5% 4% 3% 3% 12% 16% 12% 14% 10% % of Single-Family Conventional Guaranty Book of % of YTD 2019 Single-Family Business by State as of March 31, 2019 Credit Losses by State(19)(21) 4.9% 3.5% 5.9% 3.6% 8.9% 5.8% 10.4% 46.6% $2.9T $469M 19.2% 63.0% 12.7% 15.5% All Other States Florida New Jersey All Other States Florida New Jersey California Illinois New York California Illinois New York © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 14

Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(22) 16% 2007 2006 14% 12% e t a R 10% t l u a f 2005 e D 8% e v i t a l u m 6% 2008 u C 2004 4% 2% 2009 2012 2011 2010 0% 1 1 1 1 1 1 1 1 1 1 1 3 3 3 3 3 3 3 3 3 3 3 2 2 2 2 2 2 2 2 2 2 2 4 4 4 4 4 4 4 4 4 4 4 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1 1 7 5 1 1 3 1 1 2 1 1 4 6 9 8 0 7 7 7 5 5 5 3 2 3 3 4 2 6 9 2 4 6 9 4 6 9 8 8 8 0 0 0 r 1 r r r r r r r r r r 1 1 1 r r r 1 r r r r r r r r r r r r r r r r r r r r r r 1 1 1 r r r r r Y Y Y r Y Y r Y Y r Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Time Since Beginning of Origination Year 2004 2005 2006 2007 2008 2009* 2010* 2011* 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* * As of March 31, 2019, cumulative default rates on the loans originated in each individual year from 2009-2019 were less than 1% © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 15

Multifamily Business © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 16

Multifamily Highlights

Q1 2019

$694M
Net interest income

$121M
Fee and other income

$56M
Fair value gains, net

$(8)M
Credit-related expense

$575M
Net income

Multifamily Loan Acquisitions



UPB ($) Billions
$25
$20
$15
$10
$5
$0
$11.3
$14.5
$18.2
$21.4
$16.9
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Multifamily new business volume

MF Guaranty Book of Business[1]



UPB ($) Billions
$400
$300
$200
$100
$0
Basis Points
90
80
70
60
50
40
30
20
10
0
78.9
78.6
77.0
75.4
74.1
$281.3
$287.6
$296.1
$305.9
$314.1
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Average charged guaranty fee on multifamily guaranty book of business, at end of period
UPB outstanding of multifamily guaranty book of business

Multifamily Credit Risk Transfer



UPB ($) Billions
$15
$10
$5
$0
Share of Multifamily Guaranty Book
25%
20%
15%
10%
5%
0%
$11.1
$11.0
$11.7
6%
6%
9%
12%
15%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
% Multifamily guaranty book in a CIRT transaction
UPB of multifamily loans included in CIRT transactions during the period[2]

Key Highlights

- Multifamily net income was $575 million in Q1 2019, compared with $580 million in Q4 2018. Net income for Q1 2019 was driven by guaranty fee revenue as the multifamily guaranty book continued to grow.
- Fannie Mae continued to share credit risk with lenders on nearly 100% of the company's new multifamily business volume, primarily through its Delegated Underwriting and Servicing (DUS®) program. To complement this program, the company completed its fifth multifamily Credit Insurance Risk Transfer™ (CIRT™) transaction in Q1 2019, which covered loans with a UPB of $11.7 billion.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q1 2019 Financial Supplement 17

Certain Credit Characteristics of Multifamily Loan Acquisitions

Certain Credit Characteristics of Multifamily Loans by Acquisition Period

Categories are not mutually exclusive	2015	2016	2017	2018	YTD 2019
Total Unpaid Principal Balance (UPB) ($B)	$42.4	$55.3	$67.1	$65.4	$16.9
Weighted Average Origination LTV (OLTV) Ratio	68%	68%	67%	65%	63%
Loan Count	2,869	3,335	3,861	3,723	890
% Lender Recourse[3]	99%	99%	100%	100%	100%
% DUS[4]	99%	99%	98%	99%	99%
% Full Interest-Only[5]	20%	23%	26%	33%	45%
Weighted Average OLTV Ratio on Full Interest-Only Acquisitions[5]	58%	57%	58%	58%	58%
Weighted Average OLTV Ratio on Non-Full Interest-Only Acquisitions	70%	71%	70%	68%	68%
% Partial Interest-Only[6]	57%	60%	57%	53%	46%

Origination Loan-to-Value Ratio



Share of Acquisitions
100%
80%
60%
40%
20%
0%
52%
53%
59%
68%
78%
48%
47%
41%
32%
21%
2015
2016
2017
2018
YTD 2019
% Origination LTV less than or equal to 70% (7)
% Origination LTV greater than 70% and less than or equal to 80% (7)
% Origination LTV greater than 80%

Top 10 MSAs by YTD 2019 Acquisitions UPB



$1.4B
$1.1B
$0.9B
$0.8B
$0.7B
$0.7B
$0.7B
$0.7B
$0.5B
$0.4B
Share of Acquisitions: 45.2%
Total UPB: $7.7B
New York
Los Angeles
San Diego
Atlanta
Washington, DC
Houston
Dallas
Seattle
Phoenix
Chicago

Acquisitions by Note Type



Share of Acquisitions
100%
80%
60%
40%
20%
0%
28%
23%
20%
11%
9%
72%
77%
80%
89%
91%
2015
2016
2017
2018
YTD 2019
Variable-rate
Fixed-rate

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q1 2019 Financial Supplement 18

Certain Credit Characteristics of Multifamily Guaranty Book of Business

Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment[1]

As of March 31, 2019

Categories are not mutually exclusive	Overall Book	Acquisition Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	Asset Class or Targeted Affordable Segment: Conventional / Co-op[8]	Seniors Housing[8]	Student Housing[8]	Manufactured Housing[8]	Privately Owned with Subsidy[9]
Total Unpaid Principal Balance (UPB) ($B)	$314.1	$5.1	$8.0	$154.7	$64.2	$65.1	$16.9	$274.2	$16.6	$12.1	$11.3	$35.7
Loan Count	27,353	1,057	3,732	14,300	3,666	3,708	890	25,038	662	618	1,035	3,718
Average UPB ($M)	$11.5	$4.8	$2.2	$10.8	$17.5	$17.6	$19.0	$11.0	$25.0	$19.5	$10.9	$9.6
Weighted Average Origination LTV Ratio	66%	72%	66%	67%	67%	65%	63%	66%	66%	67%	67%	69%
Weighted Average DSCR[10]	2.0	3.0	2.1	2.0	1.9	1.9	1.8	2.0	1.9	1.8	2.1	2.1
% of Multifamily Book	100%	2%	3%	49%	20%	21%	5%	87%	5%	4%	4%	11%
% Fixed rate	85%	16%	49%	89%	82%	89%	90%	87%	60%	83%	88%	72%
% Full Interest-Only	25%	24%	32%	19%	27%	33%	45%	27%	12%	22%	14%	23%
% Partial Interest-Only[6]	49%	5%	16%	47%	57%	54%	46%	48%	50%	65%	55%	33%
% Small Balance Loans[11]	50%	74%	92%	50%	29%	27%	22%	52%	12%	28%	50%	58%
% Lender Recourse[3]	98%	95%	77%	97%	100%	100%	100%	98%	100%	99%	100%	96%
% DUS[4]	98%	97%	86%	98%	97%	99%	99%	98%	98%	100%	100%	95%
Serious Delinquency Rate[12]	0.07%	0.00%	0.42%	0.09%	0.06%	0.00%	0.00%	0.07%	0.04%	0.00%	0.00%	0.09%

UPB by Maturity Year



$3.0B
$8.7B
$12.5B
$19.0B
$19.7B
$251.2B
Share of Book of Business: 100%
Total UPB: $314.1B
2019
2020
2021
2022
2023
Other

Top 10 MSAs by UPB



$7.6B
$7.8B
$8.7B
$9.4B
$9.5B
$10.0B
$12.7B
$14.9B
$21.1B
$27.1B
Share of Book of Business: 41.0%
Total UPB: $128.8B
New York
Los Angeles
Dallas
Washington, DC
Houston
Atlanta
Seattle
San Francisco
Phoenix
Chicago

Multifamily Book of Business by Note Type



Share of Book of Business
100%
80%
60%
40%
20%
0%
20%
80%
20%
80%
18%
82%
15%
85%
15%
85%
2015
2016
2017
2018
YTD 2019
Variable-rate
Fixed-rate

© 2019 Fannie Mae. Trademarks of Fannie Mae.

Q1 2019 Financial Supplement 19

Multifamily Serious Delinquency Rates and Credit Losses DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through YTD 2019 (4)(13) 2.0% 1.5% 1.4% e t 1.2% a R 1.1% s s o 1.0% 0.9% 0.9% 0.9% L 0.8% t i 0.7% d e r C 0.5% 0.5% 0.4% 0.4% 0.3% 0.3% 0.2% 0.1% 0.1% —% —% —% —% —% —% —% —% —% —% —% —% 0.0% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 DUS Credit Loss Rate Multifamily Total Credit Loss Rate Non-DUS Credit Loss Rate Serious Delinquency Rates(4)(12) Credit Loss (Benefit) Ratio(14) 1.4% 1.36% 6.0 1.2% 1.20% 4.0 e t 2.5 a 1.0% R 2.0 y 0.92% c s t n 0.6 e n 0.8% i u 0.71% o q (0.2) P n 0.0 i 0.63% s l 0.59% i e 0.6% s a D (0.4) 0.55% B (0.7) s u 0.44% 0.56% o -2.0 i 0.50% r 0.4% e (2.3) S 0.39% 0.34% (2.7) 0.21% 0.21% 0.24% -4.0 0.2% 0.24% 0.15% 0.10% 0.11% 0.18% 0.05% 0.07% 0.05% 0.06% 0.07% 0.08% 0.08% 0.0% -6.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD 2019 2013 2014 2015 2016 2017 2018 YTD 2019 DUS Serious Delinquency Rate Non-DUS Serious Delinquency Rate Multifamily Total Serious Delinquency Rate © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 20

Endnotes © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 21

Financial Overview Endnotes (1) Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011, the incremental revenue from which is remitted to Treasury and not retained by the company. (2) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (3) Source: Bureau of Economic Analysis. GDP growth rate for 2019 is calculated using the quarterly annualized growth rate for Q1 2019. Annual growth rate is used for prior periods. (4) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2019. Including subsequent data may lead to materially different results. Home price change is not seasonally adjusted. UPB estimates are based on data available through the end of March 2019, and the top 10 states are reported by UPB in descending order. (5) Under the terms of the senior preferred stock purchase agreement, dividend payments the company makes to Treasury do not offset its prior draws of funds from Treasury. (6) Treasury draws are shown in the period for which requested, not when the funds were received by the company. Draw requests have been funded in the quarter following a net worth deficit. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 22

Single-Family Business Endnotes (1) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae; (b) single-family conventional mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that we provide on single-family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae single- family mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (2) Calculated based on the average guaranty fee rate for our single-family guaranty arrangements during the period plus the recognition of any upfront cash payments over an estimated average life. Excludes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the TCCA, the incremental revenue from which is remitted to Treasury and not retained by us. (3) "Refi Plus" refers to loans we acquired under our Refi PlusTM initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers who were current on their loans and who applied prior to the initiative’s December 31, 2018 sunset date. Refi Plus had no limits on maximum LTV ratio and provided mortgage insurance flexibilities for loans with LTV ratios greater than 80%. (4) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (5) Population excludes loans acquired under our Refi Plus™ initiative. (6) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low- to moderate-income borrowers, with expanded eligibility for financing homes in low-income communities. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV single-family loans acquired or in the single- family guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans acquired or in the single-family guaranty book of business with origination LTV ratios greater than 95%. (7) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in our single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (8) Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. Because we include loans in reference pools for our Connecticut Avenue Securities and Credit Insurance Risk Transfer credit risk transfer transactions on a lagged basis, we expect the percentage of our 2018 and 2019 single-family loan acquisitions with credit enhancements will increase in the future. (9) “Serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product feature, or state, divided by the number of loans in our single-family conventional guaranty book of business in that origination year, product feature, or state. (10) Amortized OLTV is calculated based on the current UPB of a loan at period end, divided by the home price at origination of the loan. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 23

Single-Family Business Endnotes (11) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which we calculate using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (12) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance. (13) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (14) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $7 billion at issuance and approximately $3.6 billion outstanding as of March 31, 2019. (15) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of period end. (16) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first three months of 2019. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation. (17) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property. (18) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt restructurings, or repayment plans or forbearances that have been initiated but not completed; (b) repayment plans, reflects only those plans associated with loans that were 60 days or more delinquent; and (c) forbearances, not including forbearances associated with loans that were less than 90 days delinquent when entered. (19) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to specific loans. (20) For a description of our Alt-A loan classification criteria, refer to the glossary in Fannie Mae’s 2018 Form 10-K. We discontinued the purchase of newly originated Alt-A loans in 2009, except for those that represent the refinancing of a loan we acquired prior to 2009, which has resulted in our acquisitions of Alt-A mortgage loans remaining low and the percentage of the book of business attributable to Alt-A to continue to decrease over time. (21) Total amount of single-family credit losses/ (gains) includes those not directly associated with specific loans. Single-family credit losses/ (gains) by state exclude the impact of recoveries that have not been allocated to specific loans. (22) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single- family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of March 31, 2019 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 24

Multifamily Business Endnotes (1) Our multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that we provide on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. (2) The company did not execute any multifamily CIRT transactions in Q1 nor Q2 of 2018. (3) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (4) Under the Delegated Underwriting and Servicing (DUS) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. (5) The percentage of multifamily acquisitions with interest-only payments for the full term of the mortgage increased in Q1 2019. As shown on page 18, the average loan-to-value (LTV) ratio of these acquisitions was significantly below the average LTV ratio of the company’s non-full interest-only multifamily acquisitions. (6) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. (7) The percentages shown for 2015 - 2018 acquisitions have been corrected from the amounts previously reported. (8) See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in all applicable categories. (9) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. (10) Weighted average DSCR is calculated using the most recent property financial operating statements. When operating statement information is not available, the DSCR at the time of acquisition is used. If both are unavailable, the underwritten DSCR is used. Co-op loans are excluded from this metric. (11) In Q1 2019, the DUS program updated the definition of small multifamily loans to any loan with an original unpaid balance of up to $6 million nationwide. The updated definition has been applied to all loans in the current multifamily guaranty book of business, including loans that were acquired under the previous small loan definition. (12) Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. (13) Cumulative credit loss rate is the cumulative credit losses (gains) through March 31, 2019 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. (14) Credit loss (benefit) ratio represents the credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of business for the period. Credit benefits are the result of recoveries on previously charged-off amounts. Credit loss (benefit) ratio is annualized for the most recent period. © 2019 Fannie Mae. Trademarks of Fannie Mae. Q1 2019 Financial Supplement 25